UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 31, 2025.

T-REX Acquisition Corp.
(Exact name of Registrant as specified in its charter)

Nevada	000-56528	26-1754034
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

151 N. Nob Hill Road Suite 402 Plantation, FL	33324
(Address of principal executive offices)	(Zip Code)

(954) 960-7100

Registrant’s telephone number, including area code

__________________________________________

(Former name or address, if changed since last report.)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Ace (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4© under the Exchange Act of (17 CFR 240.13e-4(c))

T-REX Acquisition Corp. is referred to herein as “we”, “our”, “us” or the “Company.”

ITEM 8.01. OTHER EVENTS

On March 31, 2025, the Company, a growth stage, multi-tiered, vertically integrated crypto-mining business, completed an Asset Acquisition Agreement with Baoblock, Inc. (“Baoblock”), which agreement is attached hereto as Exhibit 10.1. On April 1, 2025, we published a press release regarding the acquisition, which press release is attached as Exhibit 99.1.

On March 31, 2025, in conjunction  with the Baoblock asset acquisition, we appointed Antonio Oliveira as our Chief Technology Officer.

ITEM 9.01. FINANCIAL STATEMENTS & EXHIBITS

Exhibit No.
10.1	Acquisition Agreement
99.1	April 1, 2025 Press Release
104	Cover Page Interactive Data File (embedded within the Inline XBRL Document)

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 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

T-REX ACQUISITION CORP.

Date: April 1, 2025	By:	/s/ Frank Horkey
	Name:	Frank Horkey
President

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